Securities, 424I - Securities, 424I: 1	Mar. 31, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 80,160,645.00
Aggregate Redeemed or Repurchased, FY	67,107,797.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 13,052,848.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,802.60